UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 1, 2006
LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Shuman Blvd. Suite 400,
Naperville, Illinois		60563

(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (630) 848-3000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     As previously reported in our Current Report on Form 8-K which we filed with the SEC on July 10, 2006, Laidlaw International, Inc. (“Laidlaw”) has commenced a cash tender offer to purchase up to 15,000,000 shares of its common stock, or such lesser number of shares as are property tendered, of its common stock, $0.01 par value, at a purchase price not greater than $28.50 nor less than $25.50 per share. Laidlaw intends to finance the tender offer from available cash at the close of the tender offer and through an Amended and Restated Credit Agreement entered into on July 31, 2006, by and among Laidlaw, Laidlaw Transit Ltd. (“LTL”), and Greyhound Canada Transportation Corp. (together with LTL, the “Canadian Borrowers”), as borrowers, the initial lenders, issuing banks, swing line banks, Canadian issuing banks and initial U.S. revolving issuing bank named therein, UBS Securities, LLC, as syndication agent, Morgan Stanley Senior Funding, Inc., as documentation agent, Citicorp North America, Inc., as collateral agent and administrative agent and Citigroup Global Markets Inc., UBS Securities LLC and Morgan Stanley Senior Funding, Inc. as joint lead arrangers and joint book-running managers (the “Credit Agreement”). The following is a summary of the material terms of the Credit Agreement. The summary is qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as an exhibit to our Issuer Tender Offer Statement on Schedule TO, as amended, filed with the SEC, and as incorporated by reference herein.
     The Credit Agreement provides for $1,077,500,000 senior secured credit facilities, comprised of a $300,000,000 revolving credit facility (including a Canadian subfacility (the “Canadian Subfacility”)), a $277,500,000 amortizing term loan A and a $500,000,000 amortizing term loan B (inclusive of a $125,000,000 loan to the Canadian Borrowers). In general, borrowings under the Credit Agreement will bear interest at one of the following rates:
(i) with respect to the revolving credit facility, the term loan A and the term loan B, one of two floating rates selected by us, which are either:
     (a) a base rate equal to the highest of:
          (A) a reference prime rate,
          (B) the sum of (I) 1/2 of 1% per annum, (II) a rate obtained by dividing the latest three-week average rate offered by major U.S. money market banks for certificates of deposit by 100% less reserve requirements and (III) the three week average annual assessment rates estimated by Citibank, N.A. for determining the current annual assessment payable by Citibank, N.A. to the Federal Deposit Insurance Corporation for insuring U.S. dollar deposits of Citibank, N.A. in the United States, and
          (C) 1/2 of 1% per annum above the federal funds rate,
plus (x) in the case of the revolving credit facility and the term loan A, a spread ranging from 0.000% to 1.000%, (y) in the case of the term loan B, 0.75%; and
     (b) a reference eurodollar rate, adjusted for statutory reserves plus (x) in the case of the revolving credit facility and the term loan A, a spread ranging from 0.600% to 2.000% and (y) in the case of the term loan B, 1.75%; and
(ii) with respect to the Canadian Subfacility, a rate equal to:
     (a) the higher of:
          (A) a reference Canadian prime rate, and
          (B) 3/4 of 1% above the rate for 30-day Canadian dollar bankers’ acceptances, plus a spread ranging from 0.000% to 1.000%.
A spread ranging from 0.10% to 0.50% will also be used to calculate our revolving credit commitment fee and a spread ranging from 0.600% to 2.000% will be used to calculate our letter of credit fee imposed against the available amount of outstanding letters of credit. We will also pay a letter of credit issuance fee in the amount of 0.25% of the available amount of the applicable letter of credit.
     The above referenced spreads are determined on the basis of our debt ratings by S&P and Moody’s from time to time in effect. In addition, the facilities are subject to administrative agent and certain other fees as agreed between the parties.
     The Credit Facilities subject us to certain covenants, including covenants that limit our ability to (i) make certain capital expenditures, (ii) pay dividends or make distributions, (iii) assume liens on properties, (iv) incur debt, (v) make material changes to the nature of our business, (vi) effect certain mergers, (vii) make certain investments, (viii) amend constitutive documents and documents related to the Credit Facilities, (ix) make changes to accounting policies, (x) enter into certain agreements which prohibit or condition the creation of liens, (xi) enter into certain partnerships, and (xii) enter into speculative transactions. The Credit Facilities also require us to meet certain financial covenants, including a leverage ratio and interest coverage ratio. Subject to certain exceptions, the obligations under the Credit Facilities are secured by (i) a first-priority pledge of all of the capital stock held by the borrowers and any of their wholly-owned subsidiaries and (ii) a first-priority security interest in all intercompany indebtedness of the borrowers and their subsidiaries. Subject to certain exceptions, the Credit Facilities are guaranteed by our wholly-owned U.S. and Canadian subsidiaries, excluding our insurance subsidiaries. However, the Canadian subsidiaries’ guarantees and collateral only support the loans made to the Canadian borrowers.
     The revolving credit facility and the term loan A mature on June 30, 2010 and the term loan B matures on July 31, 2013. We may prepay loans at any time without premium or penalty (except eurodollar breakage fees, if any).
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
      The description of the Credit Agreement under Item 1.01 is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits

Exhibit 99.1	Credit Agreement dated July 31, 2006 by and among Laidlaw International, Inc., Citigroup Global Markets Inc., UBS Securities LLC and Morgan Stanley Senior Funding, Inc. (Incorporated by reference to Amendment No. 4 to Schedule TO filed on July 31, 2006).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.
August 1, 2006	By:	/s/ Jeffrey W. Sanders
		Name:	Jeffrey W. Sanders
		Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Credit Agreement dated July 31, 2006 by and among Laidlaw International, Inc., Citigroup Global Markets Inc., UBS Securities LLC and Morgan Stanley Senior Funding, Inc. (Incorporated by reference to Amendment No. 4 to Schedule TO filed on July 31, 2006).